UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2007

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MIDDLEBURG FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24159 (Commission File Number)	54-1696103 (I.R.S. Employer Identification No.)

111 West Washington Street Middleburg, Virginia (Address of principal executive offices)	20117 (Zip Code)

Registrant’s telephone number, including area code: (703) 777-6327

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2007, the Company appointed Gary R. Shook as President of both the Company and Middleburg Bank, a wholly-owned subsidiary of the Company. No one was serving in the position of President at the time of his appointment. The Company also elected Mr. Shook as a director of both the Company and Middleburg Bank.

Mr. Shook, 46, previously had served as Executive Vice President, Investment Services and Fauquier Community Executive with the Company since 2005. From 1995 to 2004, he was Senior Vice President, TFB Wealth Management Services with The Fauquier Bank.

The Company and Mr. Shook have not entered into an employment agreement or similar arrangement with respect to his service as an officer of the Company. As a director, Mr. Shook will participate in the Company’s director compensation program at the same level as the other directors, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 21, 2006.

The Company has not yet appointed Mr. Shook to any of the committees of its Board of Directors.

In addition, on March 21, 2007, the Company appointed Alice P. Frazier as Executive Vice President and Chief Financial Officer and Kathleen J. Chappell as Senior Vice President and Chief Accounting Officer. Ms. Frazier replaces Ms. Chappell as the Company’s principal financial officer, and Ms. Chappell retains her role as the Company’s principal accounting officer.

Ms. Frazier, 41, previously had served as Executive Vice President and Chief Operating Officer of both the Company and Middleburg Bank since 2004. From 2001 to 2003, she was Executive Vice President and Chief Financial Officer of both the Company and Middleburg Bank and, from 1993 to 2001, she was Senior Vice President and Chief Financial Officer of both the Company and Middleburg Bank.

Ms. Chappell, 39, previously had served as Senior Vice President and Chief Financial Officer of both the Company and Middleburg Bank since 2005. From 2004 to 2005, she was Senior Vice President and Controller of Middleburg Bank and, from 1997 to 2004, she was Vice President and Controller of Middleburg Bank.

The Company has not entered into an employment agreement or similar arrangement with either Ms. Frazier or Ms. Chappell with respect to her service as an officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBURG FINANCIAL CORPORATION
(Registrant)

Date: March 23, 2007	By: /s/ Joseph L. Boling

Joseph L. Boling

Chairman of the Board and

Chief Executive Officer